UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2006

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 of this Current Report on Form 8-K for The Hanover Insurance Group, Inc. (the "Company") furnishes information in connection with the Company's results of operations for the quarter ended September 30, 2006, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The following information is being furnished under Item 7.01 - Regulation FD Disclosures. Such information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.

On October 16, 2006, the Company issued the following press release: “The Hanover Insurance Group, Inc. Announced Third Quarter Reserve Increases Related to 2005 Hurricane Katrina and 2006 Catastrophe Losses”. The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01.

Item 8.01 Other Events.

On October 17, 2006, the Company issued the following press release: “The Hanover Insurance Group, Inc. Declares Annual Dividend”. The press release is furnished as Exhibit 99.2 to this Current Report and is hereby incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1	Press Release, dated October 16, 2006, announcing third quarter reserve increases related to Hurricane Katrina and 2006 catastrophe losses.
Exhibit 99.2	Press Release, dated October 17, 2006, announcing annual dividend of 30 cents per share.

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated October 16, 2006, announcing third quarter reserve increases related to 2005 Hurricane Katrina and 2006 catastrophe losses.

99.2	Press Release, dated October 17, 2006, announcing annual dividend of 30 cents per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.

(Registrant)

Date: October 17, 2006	By:	/s/ Edward. J. Parry III
Edward. J. Parry III
Chief Financial Officer, Executive Vice President,
Principal Accounting Officer and Director

4